UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

22 Boston Wharf Road FL 7

Boston, MA 02210

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 2,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.0001 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the 2025 Annual General Meeting (the “Annual General Meeting”) of Akari Therapeutics, Plc (the “Company”), held on June 30, 2025, the Company’s shareholders approved an increase in the number of shares available for the grant of awards under the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) by 11,026,000,000 ordinary shares (the equivalent of 5,513,000 American Depositary Shares (“ADSs”)) to 19,806,000,000 ordinary shares (the equivalent of 9,903,000 ADSs) plus such additional number of ordinary shares (up to 855,637,300 ordinary shares) subject to awards granted under the Celsus Therapeutics PLC 2014 Equity Incentive Plan (the “2014 Plan”), to the extent such awards are forfeited or cancelled, or expire unexercised.

A description of the material terms of the 2023 Plan was included in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on June 6, 2025 (the “Proxy Statement”) under “Resolution 12: To generally and unconditionally authorize an increase in the number of shares available under the 2023 Plan” and is incorporated herein by reference.

The description in the Proxy Statement does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2023 Plan as amended by Amendment No. 2 to the Akari Therapeutics, PLC 2023 Equity Incentive Plan, a copy of which is included as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 30, 2025, the Company held its Annual General Meeting. Proxies were solicited pursuant to the Company’s Proxy Statement, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of ordinary shares entitled to vote at the Annual General Meeting was 65,229,461,523. The number of ordinary shares present or represented by valid proxy at the Annual General Meeting established a quorum for the Annual General Meeting. The Annual General Meeting duly proceeded in accordance with the provisions of the articles of association of the Company and all matters submitted to a vote of the Company’s shareholders at the Annual General Meeting were approved and the director nominees were elected.

The voting results below are final and reported in ordinary shares.

Ordinary Resolution	For	Against	Abstain
To receive the report of the Board of Directors and the accounts for the year ended December 31, 2024, together with the report of the statutory auditor and the strategic report.	41,421,403,229	56,560,000	488,000
To approve, on an advisory-basis, the Board of Directors’ Remuneration Report (excluding the Board of Directors’ Remuneration Policy), as set out in the Company’s annual report and accounts for the financial year ended December 31, 2024.	27,472,675,229	528,262,000	13,477,514,000
To re-elect Hoyoung Huh as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Company’s articles of association (the “Articles”).	27,913,031,229	257,706,000	13,307,714,000
To re-elect Robert Bazemore as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	27,866,417,229	164,118,000	13,447,916,000
To re-elect James Neal as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	27,780,995,229	397,490,000	13,299,966,000
To re-elect Sandip I. Patel as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	27,930,183,229	16,000,000	13,532,268,000
To re-elect Samir R. Patel as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	28,033,241,229	151,248,000	13,293,962,000

To re-elect Abizer Gaslightwala as a director of Akari, as a Class A Director as stated in Article 18.2.1 of the Articles.	28,003,287,229	151,198,000	13,323,966,000
To ratify the appointment of BDO USA, P.C. as independent registered public accounting firm of Akari for the year ending December 31, 2025.	41,446,115,229	32,200,000	136,000
To re-appoint HaysMac LLP as statutory auditors of Akari to hold office until the conclusion of the next annual general meeting at which accounts are laid before Akari shareholders.	41,244,329,229	179,188,000	54,934,000
To authorize the audit committee of the Board of Directors of Akari to fix the statutory auditors’ remuneration.	41,471,695,229	6,498,000	258,000
To generally and unconditionally authorize an increase in the number of shares available for the grant of awards under the 2023 Plan by 11,026,000,000 ordinary shares (the equivalent of 5,513,000 American Depositary Shares (“ADSs”)) to 19,806,000,000 ordinary shares (the equivalent of 9,903,000 ADSs) plus such additional number of ordinary shares (up to 855,637,300 ordinary shares) subject to awards granted under the 2014 Plan, to the extent such awards are forfeited or cancelled, or expire unexercised.	27,514,871,229	632,085,000	13,331,495,000
To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in the Proxy Statement.	27,983,922,229	188,498,000	13,306,031,000

To approve the time-vested one time grant stock option awards over 225,000 ADSs (representing 450,000,000 ordinary shares) granted, conditional on shareholder approval, to each of certain of the Company’s directors (being Hoyoung Huh, Raymond Prudo-Chlebosz, Robert Bazemore, James Neal, Sandip I. Patel and Samir R. Patel) on March 20, 2025 (the “Stock Option Awards”), which would represent, in aggregate, time-vested one time grant options over 1,350,000 ADSs (representing 2,700,000,000 ordinary shares) (4.2% of the Company’s current issued share capital) with each of the Stock Option Awards vesting 25% on March 20, 2025, 25% at December 31, 2025 and the remaining 50% vesting monthly over the next 24 months thereafter.

	27,512,696,229	634,230,000	13,331,525,000

That, in accordance with section 551 of the U.K. Companies Act 2006, our directors or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in Akari and to grant rights to subscribe for or to convert any security into shares in Akari up to an aggregate nominal amount of USD 20,000,000 for a period expiring (unless otherwise renewed, varied or revoked by Akari at a general meeting) on June 30, 2030 (the “General Allotment Proposal”), save that Akari may, before such expiry, make offers or agreements which would or might require such shares to be allotted or such rights to be granted after such expiry and the directors may allot such shares or grant such rights in pursuance of such offers or agreements notwithstanding that the authority conferred by this resolution has expired; and this resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities.

	40,641,456,229	671,412,000	165,583,000

Special Resolution	For	Against	Abstain

That, conditional the General Allotment Proposal being duly passed, in accordance with section 570 of the U.K. Companies Act 2006, the directors of Akari (or any duly authorized committee of the directors of Akari) be generally empowered to allot equity securities (as defined in section 560 of the U.K. Companies Act 2006) for cash pursuant to the authorization conferred on them by the General Allotment Proposal as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the Articles (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by Akari prior to or on that date) five years after the date on which this resolution is passed save that Akari may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

	40,604,284,229	204,784,000	669,383,000

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to the Akari Therapeutics, PLC 2023 Equity Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: July 1, 2025	By:	/s/ Torsten Hombeck
Torsten Hombeck
Chief Financial Officer